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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 August 2, 1999




                               CNB FINANCIAL CORP.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


                    New York              000-23730        22-3203747
         ----------------------------  --------------  -----------------
         (State or other jurisdiction  (SEC File No.)     (IRS Employer
                of incorporation)                        Identification
                                                             Number)


    24 Church Street, Canajoharie, NY                         13317
----------------------------------------                    ---------
(Address of principal executive offices)                    (Zip Code)


   Registrant's telephone number, including area code:      (518) 673-3243
                                                            --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

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

                               CNB FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
                           ---------------------------


Item 5.  Other Events.
----------------------
Revised Operating Results

         On August 2, 1999, CNB Financial Corp. announced its revised operating results for the three and six month periods ended June 30, 1999 to reflect recently announced developments relating to the issuer of a corporate bond held in the Company's portfolio. The press release discussing the revised operating results is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits
------------------------------------------

 (c)     Exhibits.
         ---------

         99.1   -   Press Release dated August 2, 1999, discussing the
                    Registrant's revised operating results.



                                  EXHIBIT INDEX

Exhibit Number                        Description                                       Page
--------------                        -----------                                       ----

         99.1   -   Press Release dated August 2, 1999, discussing the                   1
                    Registrant's revised operating results.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              CNB FINANCIAL CORP.


Date: August 4, 1999                          By: /s/ Peter J. Corso
                                              ------------------------
                                              Peter J. Corso
                                              Chief Financial Officer
                                              (Duly Authorized Representative)